THE RBB FUND, INC.

Motley Fool Global Opportunities ETF (CBOE BZX: TMFG)

Motley Fool Mid-Cap Growth ETF (CBOE BZX: TMFM)

(collectively, the “Funds”)

Supplement Dated April 6, 2023 to the

Summary Prospectuses, Statutory Prospectus and Statement of Additional Information (“SAI”), each dated December 31, 2022

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THOSE DOCUMENTS.

Effective April 6, 2023, William S. Barker, CFA, will no longer serve as a Portfolio Manager to the Funds, as he has taken a new position with The Motley Fool, LLC, an affiliate of Motley Fool Asset Management, LLC, the investment adviser to the Funds. All references to Mr. Barker in the Summary Prospectuses, Statutory Prospectus, and SAI are deleted as of April 6, 2023.

Please retain this supplement for future reference.